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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
               --------------------------------------------------

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-58560) pertaining to the Amended and Restated 1992 Stock Plan, the 1992 Non-Employee Director Stock Option Plan, and the 1992 Employee Stock Purchase Plan; in the Registration Statement (Form S-8 No. 33-72162) pertaining to the Amended and Restated 1992 Stock Plan; in the Registration Statement (Form S-8 No. 33-87542) pertaining to the Amended and Restated 1992 Stock Plan and the 1992 Non-Employee Director Stock Option Plan; in the Registration Statement (Form S-8 No. 33-99618) pertaining to the Amended and Restated 1992 Stock Plan and the 1992 Amended Employee Stock Purchase Plan; in the Registration Statement (Form S-8 No. 333-16005) pertaining to the Amended and Restated 1992 Stock Plan; in the Registration Statement (Form S-8 No. 333-18245) pertaining to the 1996 Non-Qualified, Non-Officer Stock Option Plan; in the Registration Statement (Form S-8 No. 333-43833) pertaining to the Amended and Restated 1992 Stock Plan; in the Registration Statement (Form S-8 No. 333-87097) pertaining to the Amended and Restated 1992 Stock Plan, the 1992 Amended Employee Stock Purchase Plan, and the 1992 Non-Employee Director Stock Option Plan; in the Registration Statement (Form S-8 No. 333-45796) pertaining to the Amended and Restated 1992 Stock Plan; in the Registration Statement (Form S-8 No. 333-64724) pertaining to the 2001 Stock Option and Incentive Plan, the 2001 Employee Stock Purchase Plan, and the 2001 Non-Employee Director Stock Option Plan, of our report dated January 29, 2002 with respect to the consolidated financial statements of Insightful Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2001.


                                       /s/  ERNST & YOUNG LLP

Seattle, Washington
March 11, 2002